Exhibit 10.2

FORM OF CO-INVESTMENT SHARE SUBSCRIPTION AGREEMENT

THIS CO-INVESTMENT SHARE SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of February 26, 2013, by and between Navios Maritime Acquisition Corporation, a Marshall Islands corporation (the “Company”), and [             ] (the “Purchaser”).

WHEREAS, the Purchaser is an officer of director of the Company or an entity affiliated with the Company; and

WHEREAS, in furtherance of the Company’s plan to obtain financing through a registered direct offering (the “Offering”) of 9,825,00 shares of its common stock (the “Common Stock”), par value $0.0001 per share, and to demonstrate its commitment to the Company, the Purchaser desires to make an investment in the Company by purchasing shares of Common Stock on the terms and conditions described herein.

NOW, THEREFORE, for and in consideration of the promises and mutual covenants set forth herein, the parties hereto agree as follows:

1. Purchase of Co-Investment Shares. The Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser [                 ] shares of Common Stock (each a “Co-Investment Share”) at a purchase price equal to $2.85 per share (the “Purchase Price”). The closing of the purchase and sale of the Co-Investment Shares to the Purchaser (the “Closing”) shall take place simultaneously with, and at the same offices as the closing of the Offering. As soon as practicable following the Closing, the Company shall deliver certificates evidencing the Co-Investment Shares to the Purchaser, registered in the Purchaser’s name.

2. Payment Of Purchase Price. The purchase price for the Co-Investment Shares shall be tendered in full at the Closing by one or a combination of the following means: (a) wiring of immediately available United States funds to an account for the benefit of the Company, pursuant to wire instructions provided by the Company in advance of the closing; or (b) by delivery of a cashiers’ check to the Company of immediately available United States funds.

3. Restrictive Legends. All certificates representing the Co-Investment Shares shall have endorsed thereon a legend in substantially the following form (in addition to any other legend which may be required by other agreements between the parties hereto, if any):

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

4. Investment Representations. In connection with the purchase of the Co-Investment Shares, the Purchaser represents to the Company the following:

(a) The Purchaser is familiar with the Company’s business plans and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Co-Investment Shares. The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Co-Investment Shares involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Co-Investment Shares. The Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies such as the Company, is capable of evaluating the merits and risks of an investment in the Co-Investment Shares, and is able to bear the economic risk of an investment in the Co-Investment Shares in the amount contemplated hereunder. The Purchaser can afford a complete loss of its investment in the Co-Investment Shares. The Purchaser is purchasing the Co-Investment Shares for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) The Purchaser understands that the Co-Investment Shares have not been registered under the Securities Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties and agreements of the Purchaser set forth herein to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Co-Investment Shares, including, but not limited to, the bona fide nature of the Purchaser’s investment intent as expressed herein.

(c) The Purchaser understands that the Co-Investment Shares have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (x) subsequently registered thereunder or (y) sold in reliance on an exemption therefrom. The Purchaser understands that the certificates evidencing the Co-Investment Shares shall be imprinted with a legend that prohibits the transfer of the Co-Investment Shares unless the Co-Investment Shares are registered or such registration is not required in the opinion of counsel for the Company.

(d) The Purchaser represents that it is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

(e) The Purchaser has all necessary power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All action necessary to be taken by the Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Purchaser in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes the valid, binding and enforceable obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The Purchaser’s obligations hereunder do not conflict with any material contract by which the Purchaser or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Purchaser or its property.

(f) The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.

(g) The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Co-Investment Shares or the fairness or suitability of the investment in the Co-Investment Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Co-Investment Shares.

(h) The Purchaser understands that, except as specifically set forth in the Registration Rights Agreement by and among the Company and Navios Maritime Holdings, Inc., the Purchaser and the other investors party thereto (the “Registration Rights Agreement”), neither the Company nor any other person is under any obligation to register such Co-Investment Shares under the Securities Act or any state or foreign securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, the Purchaser represents that it is familiar with Rule 144 adopted pursuant to the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act.

5. Company Representations And Warranties. In connection with the issuance and sale of the Co-Investment Shares, the Company represents to the Purchaser the following:

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of The Republic of the Marshall Islands and the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The sale by the Company of the Co-Investment Shares does not conflict with the articles of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

(b) The Co-Investment Shares have been duly authorized and, when issued, delivered and paid for in accordance with this Agreement. Further, the Co-Investment Shares will be validly issued, fully paid and non-assessable and will be free and clear of all liens and claims.

6. Miscellaneous.

6.1 Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, shall be binding upon Purchaser and Purchaser’s successors and assigns.

6.2 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court in the State of New York.

6.3 Further Execution. The parties agree to take all such further actions as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the securities that are the subject of this Agreement.

6.4 Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes and merges all prior agreements or understandings, whether written or oral. This Agreement may not be amended, modified or revoked, in whole or in part, except by an agreement in writing signed by each of the parties hereto.

6.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

6.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. This Agreement or any counterpart may be executed via facsimile or electronic mail transmission, and any such executed facsimile or electronic mail copy shall be treated as an original.

6.7 Survival. The representations and warranties contained herein shall survive the delivery of, and the payment for, the Co-Investment Shares.

6.8 Waiver of Jury Trial. Each party hereto hereby irrevocably and unconditionally waives the right to a trial by jury in any action, suit, counterclaim or other proceeding (whether based on contract, tort or otherwise) arising out of, connected with or relating to this Agreement, the transactions contemplated hereby, or the actions of Purchaser in the negotiation, administration, performance or enforcement hereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

NAVIOS MARITIME ACQUISITION CORPORATION

By:
Name:	Vasiliki Papaefthymiou
Title:	Secretary

[Signature Page to Co-Investment Share Subscription Agreement]

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[Signature Page to Co-Investment Share Subscription Agreement]